UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On March 7, 2006, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), entered into a Membership Interest Purchase and Contribution Agreement (the “Gale Contribution Agreement”) by and among the Operating Partnership, Mack-Cali Realty Acquisition Corp., a wholly-owned subsidiary of the Operating Partnership, and Mr. Stanley C. Gale and SCG Holding Corp., a corporation owned and controlled by Mr. Gale (collectively, the “Gale Sellers”), to acquire all of the Gale Sellers’ ownership interests (the “Gale Transferred Interests”) in The Gale Services Company, L.L.C. and the Gale Construction Services Company, L.L.C., which entities engage in real property management, construction management, facilities management, and leasing and real estate brokerage services, and to acquire certain other interests of the Gale Sellers in other development-stage joint ventures. The Gale Contribution Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K dated March 7, 2006 filed by the General Partner and the Operating Partnership.

On March 31, 2006, the Operating Partnership and the Gale Sellers executed Amendment No. 1 to the Gale Contribution Agreement (the “Amendment”), which provided for certain changes in the Gale Contribution Agreement and Exhibits D and H thereto. A copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On March 28, 2006, Martin S. Berger, a member of the Board of Directors (the “Board of Directors”) of the General Partner who has shared a board seat with Robert F. Weinberg since 1997 pursuant to their mutual agreement and each as a designee of the Robert Martin Company LLC, announced that he would not stand for re-election to the Board of Directors at the General Partner’s 2006 annual meeting of stockholders (the “Annual Meeting”) pursuant to his agreement with Mr. Weinberg, who has been nominated for election to the Board of Directors at the Annual Meeting in lieu of Mr. Berger. If elected to the Board of Directors at the Annual Meeting, it is expected that Mr. Weinberg will continue to share his board seat with Mr. Berger and that the board seat will be rotated between Mr. Weinberg and Mr. Berger annually. When not serving on the Board of Directors, each of Mr. Berger and Mr. Weinberg serves on the General Partner’s Advisory Board.

Also on March 28, 2006, acting on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), the Board of Directors:

1)	nominated John R. Cali, Mitchell E. Hersh, Irvin D. Reid and Mr. Weinberg for election as Class III directors of the General Partner at the Annual Meeting; and

2)	appointed Kenneth M. Duberstein to serve as a member of the Executive Compensation and Option Committee of the Board of Directors.

Item 8.01	Other Events.

In September 2005, the General Partner adopted amendments to the Mack-Cali Realty Corporation Corporate Governance Principles (the “Corporate Governance Principles”) in response to a stockholder proposal approved at the annual meeting of stockholders of the General Partner held on June 23, 2005. Those amendments provided that if, in any uncontested election of directors of the General Partner, a director nominee has a greater number of votes “withheld” from his or her election than votes cast “for” his or her election, such director nominee shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee, which would make a recommendation to the Board of Directors on whether to accept or reject the resignation.

On March 28, 2006, the Board of Directors of the General Partner approved and adopted the amendment and restatement of the Corporate Governance Principles to conform the majority vote provisions in the Corporate Governance Principles to published best practices, including the “meaningful alternative” to majority voting model suggested by Institutional Shareholder Services, one of the nation’s leading independent voting advisory services (“ISS”).

The new amendments to the Corporate Governance Principles provide that directors of the General Partner are elected by a plurality of the votes cast at a meeting of stockholders in accordance with the laws of the State of Maryland, but if a director receives more “withhold” votes than “for” votes, the director must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. A final determination regarding the director’s resignation must be made by the Nominating and Corporate Governance Committee within ninety (90) days from the date of the stockholder vote. The Nominating and Corporate Governance Committee will then promptly evaluate all relevant factors relating to the election results, including, but not limited to: (i) the underlying reasons why a majority of affirmative votes was not received (if ascertainable), (ii) the director’s background, experience and qualifications, (iii) the director’s length of service on the Board of Directors and contributions to the General Partner, and (iv) whether the director’s service on the Board of Directors is consistent with applicable regulatory requirements, listing standards, the Corporate Governance Principles and the corporate governance guidelines of independent advisory firms such as ISS.

Subject to any applicable legal or regulatory requirements, the Nominating and Corporate Governance Committee shall, within ninety (90) days from the date of the stockholder vote, decide whether to accept the resignation, reject the resignation or, if appropriate, conditionally reject the resignation and retain the director in office only if the underlying causes of the withheld votes can be promptly and completely cured. A full explanation of the Nominating and Corporate Governance Committee’s decision will be promptly publicly disclosed in a periodic or current report filed with the Securities and Exchange Commission. Any director who tenders his or her resignation pursuant to this principle and any non-independent director will not participate in the deliberations and decisions made thereunder.

The Corporate Governance Principles, as amended and restated, are filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Membership Interest Purchase and Contribution Agreement dated as of March 31, 2006.
99.1	Mack-Cali Realty Corporation Amended and Restated Corporate Governance Principles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 3, 2006	By:	/s/ ROGER W. THOMAS

Roger W. Thomas

Executive Vice President,

General Counsel and Secretary

MACK-CALI REALTY, L.P.

By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 3, 2006	By:	/s/ ROGER W. THOMAS

Roger W. Thomas

Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Membership Interest Purchase and Contribution Agreement dated as of March 31, 2006.
99.1	Mack-Cali Realty Corporation Amended and Restated Corporate Governance Principles.